Semiannual Report February 28, 2001

Oppenheimer

Real Asset Fund®

[LOGO OF OPPENHEIMER FUNDS®]

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer Real Asset Fund® seeks total return. The Fund seeks this objective by investing primarily in commodity-linked hybrid instruments and U.S. government securities.

CONTENTS

1	President’s Letter

3	An Interview
with Your Fund’s
Managers

20	Financial
Statements

31	Officers and Trustees

Cumulative Total Returns*

	For the Six-Month Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	–3.14%	–8.71%

Class B	–3.52	–8.20

Class C	–3.56	–4.49

Class Y	–2.85

Average Annual Total Returns*

	For the 1-Year Period Ended 2/28/01

	Without Sales Chg.	With Sales Chg.

Class A	17.52%	10.76%

Class B	16.54	11.54

Class C	16.57	15.57

Class Y	18.31

*See Notes on page 7 for further details.

PRESIDENT’S LETTER

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

     In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

     Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By midyear, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

     The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

     Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary

James C. Swain
Chairman
Oppenheimer
Real Asset Fund

Bridget A. Macaskill
President
Oppenheimer
Real Asset Fund

1 OPPENHEIMER REAL ASSET FUND

PRESIDENT’S LETTER

policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

     In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

     In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

/s/ James C. Swain	/s/ Bridget A. Macaskill
James C. Swain	Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Portfolio Management Team

John Kowalik
Kevin Baum

Q How did Oppenheimer Real Asset Fund® perform during the six-month period that ended February 28, 2001?

A. The Fund’s Class A shares produced a –3.14% return, without deducting sales charges, for the period.1 While we would, of course, always prefer to deliver positive returns to our investors, we are pleased that the Fund again proved its value as part of a broadly diversified portfolio. As the U.S. economy grew steadily weaker during the period, equity markets moved sharply lower.

Why are commodity inventories so low?

Low inventories in energy, for instance, are the result of a general lack of investment over the past several years. Furthermore, the recent absence of a comprehensive federal energy policy resulted in few government incentives for exploration and development. Natural gas, which has dominated the headlines of late, is a prime example. Because of unseasonably mild winters in the late 1990s, demand for natural gas declined. Consequently, prices followed suit. This, in turn, restricted the natural gas companies’ incentive to increase production.

     However, these temporary setbacks quickly turned to commodities’ advantage this past November and December when harsh winter weather drove demand for natural gas to unexpectedly high levels. With supplies low, wholesale prices for natural gas nearly tripled. Weather-related power demand in California also spiked demand for natural gas, which is the primary clean-burning fuel for power generation. Supplies of industrial metals also declined during the period as some metal producers saw more profit potential in selling their natural gas rather than employing it for their core business.

1. See page 7 for further details.

3 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

What does the slowdown in the U.S. economy mean for the Fund?

The area hardest hit by the slowing economy has been the manufacturing sector, specifically industrial metals. However, in looking at low or declining inventories among the five major commodity sectors—energy, agriculture, livestock, industrial metals and precious metals—we continue to see a beneficial environment for sustaining higher commodity prices. Recent declines in the U.S. dollar also bode well for a number of commodities, such as oil, which tend to be traded and priced in dollars.

     While agriculture and livestock prices may also benefit from a weaker dollar, these commodities face a different scenario. Favorable growing conditions over the past few years have led to surpluses, which have kept prices depressed. One recent event that may alter this equation stems from the outbreak of bovine spongiform encephalopathy (commonly known as mad cow disease) in Europe. As cattle producers seek alternatives to animal-based feed, suspected to be the cause of the disease, we’ve seen greater demand for soy meal. This development could support higher prices for soybeans in the coming months. In addition, an even more recent outbreak of foot-and-mouth disease in Europe could reduce livestock supply, and increase demand for animals in the U.S.

How did you manage the Fund in this environment?

We typically manage the Fund by seeking to mirror the performance and basic composition of our benchmark, the Goldman Sachs Commodity Index (GSCI).2 By investing in a combination of commodity-linked securities and high quality, short-duration fixed income securities, we are able to achieve

2.While the Fund seeks to maintain a 90% or greater correlation with the GSCI, this projected correlation is a portfolio management technique and not a formal investment policy of the Fund. The correlation strategy can be changed by the Manager at any time and the Fund’s performance may vary from its benchmark. Because the Fund’s commodity-linked investments may be allocated to different commodity sectors in amounts that vary from the proportional weightings of the GSCI, the Fund is not an “index” fund.

4 OPPENHEIMER REAL ASSET FUND

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/014

Class A 1-Year	Since Inception

7.96%	–4.73%

Class B	Since
1-Year	Inception

8.80%	–4.67%

Class C	Since
1-Year	Inception

12.62%	–4.09%

Class Y	Since
1-Year	Inception

15.27%	–3.03%

dollar-for-dollar, 100% exposure to commodities. In our view, this structure provides the return potential and diversification potential of commodities.

     For that reason, Oppenheimer Real Asset Fund is not an index fund. We aim to add value by capitalizing on what we believe are short-term pricing imbalances within a particular commodities market. Assuming these imbalances won’t go undetected for long, we position the Fund to take advantage of price changes that we expect to occur.

     One successful example of this involved a weather-related disparity in the price of oil between the United States and Europe.3 Because of harsh winter conditions in the United States, demand for oil rose, creating substantial price increases. At the same time, warmer-than-usual temperatures in Europe resulted in lower demand for oil as well as lower prices. Under normal conditions, European supplies could then be sold to the United States at a profit. But high shipping costs at the time discouraged the movement of oil from Europe to the United States. Meanwhile, the price differential for oil between the United States and Europe continued to widen. To take advantage of this situation, the Fund was able to lock in substantial price gains for oil that would be shipped after freight rates declined, thereby capitalizing on this pricing relationship.

How have recent interest rate cuts affected the Fund?

Because our income levels are closely tied to movements in short-term interest rates, the recent rate cuts will most likely mean lower levels of Fund income for the near term. Generally, we do not take significant interest rate risk in the bond portion of the portfolio. However, by emphasizing investments in short-term corporate, asset-backed and government-agency securities, we seek to enhance the Fund’s total return potential versus Treasury bills with little additional risk.

3. Portfolio is subject to change. For a complete list of the Fund’s holdings, please refer to the Statement of Investments beginning on page 9.
4. See page 7 for further details.

5 OPPENHEIMER REAL ASSET FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Portfolio Allocation5
[GRAPHIC]

Commodity
Linked Notes	28.9%

Mortgage-
Backed
Obligations	26.0

Corporate
Securities	21.6

Asset-Backed
Securities	13.4

Cash
Equivalents	10.1

What is your outlook for real assets over the coming months?

Given the current economic slowdown, we have some cause for concern over the next two to three months. However, should the recent interest rate cuts stimulate the economy in the second half of 2001, we could see a continuation of rising commodity prices. Furthermore, the conditions that previously drove prices higher—low inventories, high demand and limited production—remain in place. This may well provide a positive environment for the Fund going forward.

     In addition, because commodity prices often move independently of stocks and bonds, commodities can potentially act as a powerful diversifier. Thus, the Fund may offer two key benefits: reduced overall portfolio risk through asset diversification, and potential equity-like returns when stocks are underperforming In fact, broadening the diversification of any investment portfolio is just one of the reasons why Oppenheimer Real Asset Fund is an important part of The Right Way to Invest.

Sector Allocation[6]

Petroleum	52.9%

Natural Gas	12.4

Agriculture	16.7

Livestock	9.7

Industrial Metals	6.1

Precious Metals	2.2

5. Portfolio is subject to change. Percentages are as of February 28, 2001, and are dollar-weighted based on total market value of investments.
6. Portfolio is subject to change. Percentages are as of February 28, 2001, and are dollar-weighted based on percentages of commodity-linked notes. The Fund’s allocation of its investments within each sector of the GSCI may differ (at times, significantly) from the sector weightings of the GSCI.

6 OPPENHEIMER REAL ASSET FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to fluctuations and current performance may be less than the results shown. For quarterly updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Oppenheimer Real Asset Fund has a limited operating history, having been first offered 3/31/97, is non-diversified and invests a substantial portion of its assets in commodity-linked derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Unless indicated otherwise, Class A returns include the current maximum initial sales charge of 5.75%.

Unless indicated otherwise, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Unless indicated otherwise, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Unless indicated otherwise, Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER REAL ASSET FUND

Financials

8 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS February 28, 2001 / Unaudited

	Principal Amount	Market Value See Note 1

Asset-Backed Securities—13.5%
Ameriquest Finance Trust II, Collateralized Mtg. Obligations,
Series 2000-1, Cl. D, 8.50%, 5/15/30[1]	$4,728,827	$4,560,363

Ameriquest Finance Trust, Collateralized Mtg. Obligations:
Series 2000-1, Cl. D1, 8.50%, 8/17/01[2]	3,938,406	3,853,485
Series 1999-1, Cl. D, 9.75%, 3/25/29[1]	1,521,028	1,453,533

LBFTC I, Collateralized Mtg. Obligations, Series 2000-1A,
Cl. D, 10%, 2/25/30[1]	4,767,806	4,672,450

NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I,
Cl. ECFD, 8.75%, 12/25/28	1,531,586	1,389,915

Ocwen Capital Trust I, Collateralized Mtg. Obligations,
Series 1999-OAC, Cl. 1, 4%, 4/27/29	1,694,805	1,042,305

Option One Mortgage Trust, Collateralized Mtg. Obligations,
Series 1999-3, Cl. BB, 10.80%, 12/15/29	1,126,625	1,101,980

Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset Backed Nts.,
Series 2000-14, Cl. 2, 8.61%, 9/30/08[1]	4,779,190	4,795,619

Total Asset-Backed Securities (Cost $23,762,669)		22,869,650

Mortgage-Backed Obligations—26.1%

Government Agency—14.8%

FHLMC/FNMA/Sponsored—14.5%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, Series 1451, Cl. G, 7%, 9/15/06	2,091,682	2,095,594

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, 12.50%, 12/1/15	1,560,231	1,802,551

Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 194, Cl. IO, 7.749%, 4/1/28[3]	30,767,753	7,110,235
Series 202, Cl. IO, 7.677%, 4/1/29[3]	24,367,977	5,745,512

Federal National Mortgage Assn., 6%, 3/25/31[4]	4,500,000	4,404,375

Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 1993-23, Cl. PN, 10.787%, 4/25/22[1,3]	3,624,240	901,530
Trust 2001-T3, Cl. IO, 34.259%, 2/25/29[3]	118,947,183	2,453,286

		24,513,083

GNMA/Guaranteed—0.3%
Government National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 1997-5, Cl. PJ, 4.247%, 5/20/22[3]	1,214,363	47,057
Series 1999-33, Cl. PI, 11.47%, 4/16/27[3]	4,298,093	488,908

		535,965

9 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Market Value See Note 1

Private—11.3%

Commercial—3.7%
Nextcard Credit Card Master Note Trust, Bonds, Trust 2000-1A,
Cl. C, 7.532%, 12/15/06[1,5]	$5,500,000	$5,485,391

Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. G, 8%, 4/25/25	794,312	777,309

		6,262,700

Residential—7.6%
Amortizing Residential Collateral Trust:
Home Equity Mtg. Pass-Through Certificates, Trust 2001-1,
Cl. NIM, 7.50%, 7/25/30	3,962,007	3,902,578
Trust 2000-BC1, Cl. B, 7.964%, 1/25/30[1,5]	2,000,000	1,999,375

Northwest Asset Securities Corp., Collateralized Mtg. Obligations,
Series 1996-5, Cl. A17, 8%, 11/25/26	3,500,000	3,645,460

Option One Mortgage Trust, Collateralized Mtg. Obligations,
Series 2000-2, Cl. CTFS, 10.81%, 5/26/30	3,450,163	3,425,365

		12,972,778

Total Mortgage-Backed Obligations (Cost $48,477,733)		44,284,526

Corporate Bonds and Notes—21.8%

Consumer Non-Durables—3.0%
Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01	5,000,000	5,001,840

Energy—2.8%
CSW Energy, Inc., 6.875% Sr. Nts., 10/1/01[2]	1,500,000	1,510,878

Norsk Hydro AS, 8.75% Bonds, 10/23/01	3,250,000	3,311,155

		4,822,033

Financial—2.4%
Countrywide Home Loans, Inc., 6.05% Medium-Term Nts., Series D, 3/1/01	560,000	560,000

General Electric Capital Corp., 5.77% Nts., Series A, 8/27/01	1,500,000	1,506,903

General Motors Acceptance Corp., 7.125% Nts., 5/1/01[6]	1,900,000	1,906,306

		3,973,209

Manufacturing—1.2%
Tyco International Group SA, 6.125% Unsec. Nts., 6/15/01	2,000,000	2,002,146

Media/Entertainment: Telecommunications—2.9%
Lucent Technologies, Inc., 6.90% Unsec. Nts., 7/15/01	5,000,000	4,976,615

Service—1.8%
PHH Corp., 8.125% Nts., 2/3/03	3,000,000	3,050,103

Utilities—7.7%
Edison International, Inc., 6.025% Unsec. Nts., 11/1/01[5]	2,500,000	2,062,500

Niagara Mohawk Power Corp., 7.125% Sr. Unsec. Nts., Series C, 7/1/01	6,804,877	6,839,004

Pacific Gas & Electric Co., 5.825% Sr. Nts., 10/31/01[2,5]	5,000,000	4,175,000

		13,076,504

Total Corporate Bonds and Notes (Cost $37,957,626)		36,902,450

10 OPPENHEIMER REAL ASSET FUND

	Principal Amount	Market Value See Note 1

Structured Instruments—29.0%
AIG Goldman Sachs Commodity Index Total Return Linked Nts.,
5.106%, 1/29/02[7]	$8,250,000	$6,736,947

Bank of America NA, Goldman Sachs Commodity Index Total Return
Linked Nts., 6.84%, 7/27/01[7]	9,000,000	9,882,900

Business Development Bank (Canada), Goldman Sachs Commodity
Index Excess Return Linked Nts., 7.10%, 6/18/01[7]	6,000,000	7,278,600

Cargill Financial Services Corp., Goldman Sachs Commodity Index
Total Return Linked Nts., 6.15%, 12/13/01[7]	4,500,000	3,480,393

Cargill Financial Services Corp., Goldman Sachs Commodity Index
Total Return Linked Nts., 6.20%, 3/30/01[7]	5,000,000	9,874,093

Cargill Financial Services Corp., Goldman Sachs Commodity Index
Total Return Linked Nts., 6.665%, 9/21/01[7]	15,000,000	11,981,993

Total Structured Instruments (Cost $47,750,000)		49,234,926

Short-Term Notes—5.9%
Sears Roebuck & Co., 6.68%, 3/6/01	5,000,000	4,995,361

Suez Finance Corp. (gtd. by Suez Lyonnais des Eaux), 6.55%, 3/9/01	5,000,000	4,992,722

Total Short-Term Notes (Cost $9,988,083)		9,988,083

Repurchase Agreements—4.2%
Repurchase agreement with Banc One Capital Markets, Inc., 5.34%, dated 2/28/01, to be repurchased at $7,174,064 on 3/1/01,
collateralized by U.S. Treasury Bonds, 6.125%–6.625%, 2/15/27–8/15/29,
with a value of $391,194, U.S. Treasury Nts., 5.25%–7.875%, 5/31/01–2/15/07,
with a value of $1,096,143 and U.S. Treasury Bills, 4/19/01, with a value of
5,831,514 (Cost $7,173,000)	$7,173,000	7,173,000

Total Investments, at Value (Cost $175,109,111)	100.5%	170,452,635

Liabilities in Excess of Other Assets	(0.5)	(857,086)

Net Assets	100.0%	$169,595,549

11 OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS Unaudited / Continued Footnotes to Statement of Investments
1.	Identifies issues considered to be illiquid or restricted—See Note 7 of Notes to Financial Statements.
2.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.These securities have been determined to be liquid under guidelines established by the Board of Trustees.These securities amount to $9,539,363 or 5.62% of the Fund’s net assets as of February 28, 2001.
3.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline.The principal amount of the underlying pool represents the notional amount on which current interest is calculated.The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
4.	When-issued security to be delivered and settled after February 28, 2001.
5.	Represents the current interest rate for a variable or increasing rate security.
6.	Securities with an aggregate market value of $1,906,306 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7.	Security is linked to the Goldman Sachs Commodity Index, the Goldman Sachs Commodity Excess Return Index or the Goldman Sachs Commodity Index Total Return Index.The indexes currently contain twenty-six commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.
See accompanying Notes to Financial Statements.

12 OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets
Investments, at value (cost $175,109,111)—see accompanying statement	$170,452,635

Cash	2,701,698

Receivables and other assets:
Investments sold (including $4,479,516 sold on a when-issued basis)	5,201,098
Interest and principal paydowns	2,776,255
Shares of beneficial interest sold	689,902
Other	6,773

Total assets	181,828,361

Liabilities
Payables and other liabilities:
Investments purchased (including $8,870,391 purchased on a when-issued basis)	11,391,626
Shares of beneficial interest redeemed	572,062
Daily variation on futures contracts	120,050
Distribution and service plan fees	38,230
Transfer and shareholder servicing agent fees	8,381
Trustees’ compensation	5,048
Other	97,415

Total liabilities	12,232,812

Net Assets	$169,595,549

Composition of Net Assets
Paid-in capital	$174,415,540

Undistributed net investment income	1,636,345

Accumulated net realized loss on investment transactions	(378,363)

Net unrealized depreciation on investments	(6,077,973)

Net Assets	$169,595,549

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
126,584,070 and 16,554,431 shares of beneficial interest outstanding)	$7.65
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)	$8.12

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,710,804
and 3,484,128 shares of beneficial interest outstanding)	$7.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,192,204
and 1,988,673 shares of beneficial interest outstanding)	$7.64

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $1,108,471 and 145,157 shares of beneficial interest outstanding)	$7.64

See accompanying Notes to Financial Statements.

13 OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income

Interest	$6,867,950

Expenses
Management fees	1,015,189

Distribution and service plan fees:
Class A	157,586
Class B	143,080
Class C	93,296

Transfer and shareholder servicing agent fees:
Class A	28,844
Class B	6,059
Class C	4,023

Shareholder reports	145,366

Custodian fees and expenses	22,118

Trustees’ compensation	9,112

Other	12,374

Total expenses	1,637,047
Less expenses paid indirectly	(8,621)

Net expenses	1,628,426

Net Investment Income	5,239,524

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)	27,458,811
Closing of futures contracts	4,692,697
Closing and expiration of option contracts written	(137,875)

Net realized gain	32,013,633

Net change in unrealized depreciation on investments	(42,598,970)

Net realized and unrealized loss	(10,585,337)

Net Decrease in Net Assets Resulting from Operations	$(5,345,813)

See accompanying Notes to Financial Statements.

14 OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2001 (Unaudited)	Year Ended August 31, 2000

Operations
Net investment income	$5,239,524	$7,594,643

Net realized gain (loss)	32,013,633	33,066,038

Net change in unrealized appreciation (depreciation)	(42,598,970)	23,990,935

Net increase (decrease) in net assets resulting from operations	(5,345,813)	64,651,616

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(4,484,276)	(5,210,659)
Class B	(675,940)	(705,643)
Class C	(455,169)	(546,384)
Class Y	(6,362)	(30)

Distributions from net realized gain:
Class A	(1,185,863)	—
Class B	(220,300)	—
Class C	(139,138)	—
Class Y	(2,831)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A	(25,628,265)	7,426,376
Class B	1,528,378	760,344
Class C	(3,928,588)	(1,399,528)
Class Y	1,179,746	—

Net Assets
Total increase (decrease)	(39,364,421)	64,976,092

Beginning of period	208,959,970	143,983,878

End of period (including undistributed net investment
income of $1,636,345 and $2,018,568, respectively)	$169,595,549	$208,959,970

See accompanying Notes to Financial Statements.

15 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended Feb. 28, 2001 (Unaudited)	2000	1999	1998	Year Ended Aug. 31, 1997[1]

Per Share Operating Data
Net asset value, beginning of period	$8.18	$5.74	$5.81	$10.31	$10.00

Income (loss) from investment operations:
Net investment income	.22	.32	.20	.29	.09
Net realized and unrealized gain (loss)	(.46)	2.40	.09	(4.59)	.22

Total income (loss) from investment operations	(.24)	2.72	.29	(4.30)	.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.28)	(.36)	(.20)	—
Distributions from net realized gain	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.29)	(.28)	(.36)	(.20)	—

Net asset value, end of period	$7.65	$8.18	$5.74	$5.81	$10.31

Total Return, at Net Asset Value[2]	(3.14)%	48.55%	6.50%	(42.43)%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$126,584	$161,547	$109,328	$62,568	$37,687

Average net assets (in thousands)	$157,744	$126,143	$66,106	$59,251	$18,361

Ratios to average net assets:[3]
Net investment income	5.31%	4.81%	3.73%	4.59%	4.27%
Expenses	1.41%	1.50%	1.82%	1.66%[4]	1.74%[4]

Portfolio turnover rate	63%	93%	86%	105%	39%

1. For the period from March 31, 1997 (inception of offering) to August 31, 1997.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

16 OPPENHEIMER REAL ASSET FUND

Class B	Six Months Ended Feb. 28, 2001 (Unaudited)	2000	1999	1998	Year Ended Aug. 31, 1997[1]

Per Share Operating Data
Net asset value, beginning of period	$8.20	$5.75	$5.76	$10.27	$10.00

Income (loss) from investment operations:
Net investment income	.18	.27	.16	.28	.07
Net realized and unrealized gain (loss)	(.45)	2.40	.10	(4.62)	.20

Total income (loss) from investment operations	(.27)	2.67	.26	(4.34)	.27

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.20)	(.22)	(.27)	(.17)	—
Distributions from net realized gain	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.26)	(.22)	(.27)	(.17)	—

Net asset value, end of period	$7.67	$8.20	$5.75	$5.76	$10.27

Total Return, at Net Asset Value[2]	(3.52)%	47.44%	5.75%	(42.89)%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,711	$27,156	$18,690	$17,357	$16,471

Average net assets (in thousands)	$28,904	$21,416	$15,454	$22,659	$7,388

Ratios to average net assets:[3]
Net investment income	4.52%	4.03%	2.95%	3.87%	3.35%
Expenses	2.21%	2.27%	2.58%	2.39%[4]	2.56%[4]

Portfolio turnover rate	63%	93%	86%	105%	39%

1.	For the period from March 31, 1997 (inception of offering) to August 31, 1997.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly. See accompanying Notes to Financial Statements.

17 OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS Continued

Six Months Ended Feb. 28, 2001 (Unaudited)					Year Ended Aug.31, 1997[1]

Class C		2000	1999	1998

Per Share Operating Data
Net asset value, beginning of period	$8.17	$5.73	$5.76	$10.26	$10.00

Income (loss) from investment operations:
Net investment income	.20	.27	.15	.26	.08
Net realized and unrealized gain (loss)	(.48)	2.39	.11	(4.60)	.18

Total income (loss) from investment operations	(.28)	2.66	.26	(4.34)	.26

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.19)	(.22)	(.29)	(.16)	—
Distributions from net realized gain	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.25)	(.22)	(.29)	(.16)	—

Net asset value, end of period	$7.64	$8.17	$5.73	$5.76	$10.26

Total Return, at Net Asset Value[2]	(3.56)%	47.43%	5.68%	(42.87)%	2.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,192	$20,256	$15,965	$10,243	$10,616

Average net assets (in thousands)	$18,823	$16,536	$10,477	$12,060	$5,599

Ratios to average net assets:[3]
Net investment income	4.51%	4.03%	2.96%	3.87%	3.34%
Expenses	2.21%	2.27%	2.58%	2.38%[4]	2.56%[4]

Portfolio turnover rate	63%	93%	86%	105%	39%

1.	For the period from March 31,1997 (inception of offering) to August 31,1997.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER REAL ASSET FUND

Six Months Ended Feb. 28, 200 1(Unaudited)		2000	1999	1998	Year Ended Aug. 31 1997[1]

				,
Class Y

Per Share Operating Data
Net asset value, beginning of period	$8.16	$5.72	$5.81	$10.31	$10.00

Income (loss) from investment operations:
Net investment income	.01	.36	..20	.42	.20
Net realized and unrealized gain (loss)	(.23)	2.38	.10	(4.71)	.11

Total income (loss) from investment operations	(.22)	2.74	..30	(4.29)	..31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.24)	(.30)	(.39)	(.21)	—
Distributions from net realized gain	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.30)	(.30)	(.39)	(.21)	—

Net asset value, end of period	$7.64	$8.16	$5.72	$5.81	$10.31

Total Return, at Net Asset Value[2]	(2.85)%	49.20%	6.77%	(42.38)%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,108	$1	$1	$1	$1

Average net assets (in thousands)	$481	$1	$1	$1	$1

Ratios to average net assets:[3]
Net investment income	5.64%	5.28%	3.88%	4.84%	4.75%
Expenses	1.17%	1.09%	1.68%	1.40%[4]	1.57	% 4

Portfolio turnover rate	63%	93%	86%	105%	39%

1.	For the period from March 31,1997 (inception of offering) to August 31,1997.
2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.
3.	Annualized for periods of less than one full year.
4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Real Asset Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Structured Notes. The Fund invests in commodity-linked structured notes whose market value and redemption price are linked to commodity indices. The structured notes are leveraged, which increases the Fund’s exposure to changes in prices of the overall commodities’ markets and increases the potential for the notes’ volatility relative to the principal value of the securities. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. As of February 28, 2001, the market value of these securities comprised 29% of the Fund’s net assets, and resulted in unrealized gains in the current period of $1,484,926. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.

20 OPPENHEIMER REAL ASSET FUND

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 2001, the Fund had entered into outstanding net when-issued or forward commitments of $4,390,875

      In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Non-Diversification Risk.The Fund is “non-diversified” and can invest in the securities of a single issuer without limit. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

21 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2000, the Fund had available for federal income tax purposes and unused capital loss carryover as follows:

Expiring

2006	$7,316,667

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net

22 OPPENHEIMER REAL ASSET FUND

assets of the Fund, but will result in a $75,162 decrease to cost of securities and a corresponding $75,162 increase in net unrealized appreciation, based on securities held as of December 31, 2000.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A
Sold	6,329,322	$52,984,128	19,035,222	$129,097,589
Dividends and/or distributions
reinvested	625,140	5,146,846	719,045	4,755,772
Redeemed	(10,141,675)	(83,759,239)	(19,055,621)	(126,426,985)

Net increase (decrease)	(3,187,213)	$(25,628,265)	698,646	$7,426,376

Class B
Sold	1,131,710	$9,455,493	1,604,800	$10,848,818
Dividends and/or distributions
reinvested	95,450	789,468	92,937	614,759
Redeemed	(1,053,458)	(8,716,583)	(1,636,924)	(10,703,233)

Net increase	173,702	$1,528,378	60,813	$760,344

Class C
Sold	628,438	$5,239,079	1,306,673	$8,829,199
Dividends and/or distributions
reinvested	64,052	527,760	75,088	491,412
Redeemed	(1,182,373)	(9,695,427)	(1,689,466)	(10,720,139)

Net decrease	(489,883)	$(3,928,588)	(307,705)	$(1,399,528)

Class Y
Sold	196,589	$1,602,727	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(51,532)	(422,981)	—	—

Net increase	145,057	$1,179,746	—	$—

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $92,266,571 and $81,341,842, respectively.

23 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.0% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.99%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated:

Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]

February 28, 2001	$186,122	$45,248	$5,556	$162,612	$22,408

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

Six Months Ended

February 28, 2001	$—	$82,845	$6,310

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

24 OPPENHEIMER REAL ASSET FUND

Class A Service Plan Fees.Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $157,586 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $3,474 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees.Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$143,080	$117,252	$1,473,027	5.51%
Class C Plan	93,296	18,803	127,023	0.84

25 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Futures and Forward Contracts

A futures or forward contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange and forward contracts trade over-the-counter. The Fund may buy and sell futures and forward contracts that relate to broadly–based securities indices “financial futures”, debt securities “interest rate futures” and various commodities “commodity index futures” inherent in the Fund’s holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates, decreases in market value of portfolio securities or decreases in commodity prices and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts without owning the underlying fixed income security as an efficient or cost effective means to gain exposure to changes in interest rates or commodity prices. The Fund will then either purchase the underlying fixed income security or close the contract.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract closes or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Forward contracts settle in cash upon close of the contract or on contract expiration date. Forward contracts held until expiration must be settled by delivery of the commodity. Generally, the Fund will enter into a swap with a counterparty, whereby each agrees to sell each other a commodity, but delivery is not required upon expiration of the contract.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

26 OPPENHEIMER REAL ASSET FUND

As of February 28, 2001, the Fund had outstanding futures contractsas follows:

Contract Description	Expiration Date	Number of Contracts	Valuation as of February 28, 2001	Unrealized Appreciation (Depreciation)

Contracts to Purchase
Commodities
Agriculture
Corn	5/14/01	75	$834,375	$15,938
Cotton	5/8/01	14	372,750	(32,900)
Soybean	5/14/01	17	387,388	(3,613)
Wheat	5/14/01	65	899,438	(10,563)
Energy
Brent Crude Oil	4/11/01	90	2,313,900	(232,200)
Crude Oil	3/20/01	181	4,957,590	(460,530)
Gas Oil	4/11/01	30	652,500	(47,250)
Gasoline Unleaded	3/30/01	31	1,130,657	(122,434)
Heating Oil	4/30/01	50	1,458,660	(2,940)
Natural Gas	3/28/01	47	2,460,920	(299,580)
Livestock
Lean Hogs	6/14/01	10	268,600	600
Live Cattle	4/30/01	39	1,269,450	23,800
Industrial Metals
Copper	5/29/01	20	408,000	(7,000)
London Metal Exchange Aluminum	4/17/01	20	782,875	(19,125)
Precious Metals
Gold	4/26/01	12	321,360	600
Platinum	4/25/01	5	152,500	1,250
Softs
Orange Juice	5/10/01	12	138,060	(9,090)
Sugar	4/30/01	40	402,752	(28,224)
Indices
Goldman Sachs Commodities Index	3/15/01	90	$4,981,500	$(418,500)
Governments
U.S. Treasury Nts., 5 yr.	6/20/01	180	18,911,250	182,812
U.S. Treasury Nts., 10 yr.	6/20/01	180	19,068,750	70,312
U.S. Long Bond	6/20/01	110	11,580,938	(4,297)

				(1,402,934)

Contracts to Sell
Industrial Metals
London Metal Exchange Lead	4/17/01	25	323,438	12,375
London Metal Exchange Zinc	4/17/01	40	1,030,500	(30,938)

				(18,563)

				$(1,421,497)

27 OPPENHEIMER REAL ASSET FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 2001 was as follows:

	Call Options		Put Options

	Number of Contracts/ Principal	Amount of Premiums	Number of Contracts/ Principal	Amount of Premiums

Options outstanding as of
August 31, 2000	100	$64,200	100	$45,300
Options written	—	—	150	149,250
Options closed or expired	—	—	(185)	(162,375)
Options exercised	(100)	(64,200)	(65)	(32,175)

Options outstanding as of
February 28, 2001	—	$—	—	$—

28 OPPENHEIMER REAL ASSET FUND

7. Illiquid Securities

As of February 28, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of February 28, 2001, was $23,868,261, which represents 14.07% of the Fund’s net assets.

8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

     The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

9. Subsequent Event

Effective March 1, 2001, Class N shares will be offered.

29 OPPENHEIMER REAL ASSET FUND

SHAREHOLDER MEETING Unaudited

On October 30, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1
Nominee	For			Withheld/Abstain		Total

William L. Armstrong	13,516,255			233,051		13,749,306
Robert G. Avis	13,516,255			233,051		13,749,306
George C. Bowen	13,533,851			215,455		13,749,306
Edward L. Cameron	13,528,620			220,686		13,749,306
Jon S. Fossel	13,522,995			226,311		13,749,306
Sam Freedman	13,518,760			230,546		13,749,306
Raymond J. Kalinowski	13,512,526			236,780		13,749,306
C. Howard Kast	13,499,742			249,564		13,749,306
Robert M. Kirchner	13,520,365			228,941		13,749,306
Bridget A. Macaskill	13,525,851			223,455		13,749,306
F. William Marshall	13,527,589			221,717		13,749,306
James C. Swain	13,516,299			233,007		13,749,306

	For		Against	Abstain		Total

Proposal No. 2
Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning September 1, 2000
		.
	13,362,194		122,291	264,821		13,749,306

					Broker
	For		Against	Withheld/Abstain	Non-Votes	Total

Proposal No. 3a
Approval to eliminate the Fund’s fundamental policy on purchasing securities on margin.
	10,359,045		1,062,092	404,244	1,923,925	13,749,306

Proposal No. 3b
Approval to eliminate the Fund’s fundamental policy on purchasing securities of issuers in which officers or trustees have an interest.

	9,230,972		2,209,145	385,264	1,923,925	13,749,306

Proposal No. 3c
Approval to eliminate the Fund’s fundamental policy on investing in a company for the purpose of acquiring control.
	9,682,452		1,722,746	420,183	1,923,925	13,749,306

Proposal No. 3d
Approval to eliminate the Fund’s fundamental policy on investing in oil,gas or other mineral-related programs or leases.
	9,985,530		1,441,841	398,010	1,923,925	13,749,306

Proposal No. 4
Approval of changes to two of the Fund’s fundamental investment restrictions to permit the Fund to participate in an inter-fund lending arrangement.
	10,357,795		1,024,614	442,972	1,923,925	13,749,306

Proposal No. 5
Approval to authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
	9,698,276		1,652,408	474,697	1,923,925	13,749,306

30 OPPENHEIMER REAL ASSET FUND

OPPENHEIMER  REAL ASSET FUND

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Jr., Trustee
John S. Kowalik, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Sub-Advisor	Oppenheimer Real Asset Management, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OppenheimerFunds Services
Servicing Agent

Custodian of	The Bank of New York
Portfolio Securities

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

Special Counsel	Kramer, Levin, Naftalis & Frankel

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Real Asset Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds. com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

©2001 OppenheimerFunds, Inc. All rights reserved.

31 OPPENHEIMER REAL ASSET FUND

OPPENHEIMER FUNDS FAMILY

Global Equity	Developing Markets Fund	Global Fund
	International Small Company Fund	Quest Global Value Fund
	Europe Fund	Global Growth & Income Fund
International Growth Fund

Equity	Stock	Stock & Bond
	Emerging Technologies Fund	Main Street® Growth & Income Fund
	Emerging Growth Fund	Quest Opportunity Value Fund
	Enterprise Fund	Total Return Fund
	Discovery Fund	Quest Balanced Value Fund
	Main Street® Small Cap Fund	Capital Income Fund
	Small Cap Value Fund[1]	Multiple Strategies Fund
	MidCap Fund	Disciplined Allocation Fund
	Main Street® Opportunity Fund	Convertible Securities Fund
	Growth Fund	Specialty
	Capital Appreciation Fund	Real Asset Fund®
	Large Cap Growth Fund	Gold & Special Minerals Fund
Value Fund[2]
Quest Capital Value Fund
Quest Value Fund
Trinity Growth Fund
Trinity Core Fund
Trinity Value Fund

Income	Taxable	Municipal
	International Bond Fund	California Municipal Fund[4]
	High Yield Fund	Florida Municipal Fund[4]
	Champion Income Fund	New Jersey Municipal Fund[4]
	Strategic Income Fund	New York Municipal Fund[4]
	Bond Fund	Pennsylvania Municipal Fund[4]
	Senior Floating Rate Fund	Municipal Bond Fund
	U.S. Government Trust	Intermediate Municipal Fund
Limited-Term Government Fund
Capital Preservation Fund[3]
Rochester Division
Rochester Fund Municipals
Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond
	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]
Gartmore Millennium Growth Fund
Jennison Growth Fund
Salomon Brothers Capital Fund
Mercury Advisors S&P 500® Index Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM ” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

32 OPPENHEIMER REAL ASSET FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we’re here to help.

Internet

24-hr access to account information and transactions2 www.oppenheimerfunds.com

General Information

Mon–Fri 8am–9pm ET, Sat 10am–4pm ET

1.800.525.7048

Telephone Transactions

Mon–Fri 8am–9pm ET, Sat 10am–4pm ET

1.800.852.8457

PhoneLink

24-hr automated information and automated transactions

1.800.533.3310

Telecommunications Device for the Deaf (TDD)

Mon–Fri 9am–6:30pm ET 1.800.843.4461

OppenheimerFunds Information Hotline

24 hours a day, timely and insightful messages on the economy and issues that may affect your investments

1.800.835.3104

Transfer and Shareholder Servicing Agent

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct

Receive shareholder reports and prospectus notifications for your fund via email. Sign up at www.oppenheimerfunds.com

Ticker Symbols Class A: QRAAX Class B: QRABX Class C: QRACX Class Y: QRAYX

1.  Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times this website may be inaccessible or its transaction feature may be unavailable.

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RS0735.001.0201 April 27, 2001